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                      VANGUARD SPECIALIZED PORTFOLIOS, INC.
                        GOLD & PRECIOUS METALS PORTFOLIO
                              PROSPECTUS SUPPLEMENT

                                DECEMBER 13, 1996

Graham E. French has assumed the portfolio management responsibilities formerly held by David J. Hutchins for the Gold & Precious Metals Portfolio of Vanguard Specialized Portfolios, Inc. Mr. French has served as a member of the Portfolio's management team since 1991, two years after joining M&G Investment Management Limited, the Portfolio's investment adviser. He will assume his new responsibilities immediately.